EXHIBIT 99.2

THIRD AMENDMENT TO THE TERM LOAN AGREEMENT

This THIRD AMENDMENT TO THE TERM LOAN AGREEMENT (this “Amendment”), dated as of August 31, 2012, is by and among CONTAINER APPLICATIONS LIMITED, a corporation organized under the laws of Barbados having its principal place of business at Suite 102, Bush Hill, Bay Street, St. Michael, Barbados, West Indies (“CAL” or the “Borrower”), CAI INTERNATIONAL, INC., a Delaware corporation having its principal place of business at Steuart Tower, 1 Market Plaza, Suite 900, San Francisco, CA 94105 (“CAI”) and the other Guarantors listed on the signature pages hereto (each a “Guarantor” and collectively, the “Guarantors”), the lending institutions from time to time listed on the signature pages hereto (the “Lenders”), ING BANK N.V., as administrative agent for itself and the other Lenders (in such capacity, the “Administrative Agent”), and ING BANK N.V., acting as Mandated Lead Arranger and Physical Bookrunner).  Capitalized terms used herein without definition shall have the respective meanings provided therefor in the Loan Agreement referred to below.

WHEREAS, the Borrower, CAI, the Lenders and the Administrative Agent are parties to that certain Term Loan Agreement, dated as of December 20, 2010 (as amended by the Amendment to the Loan Agreement dated as of March 11, 2011, the Second Amendment to the Term Loan Agreement dated as of April 12, 2012 and by this Amendment, and as may be further amended, restated, amended and restated, supplemented and otherwise in effect from time to time, the “Loan Agreement”), pursuant to which the Lenders, upon certain terms and conditions, have agreed to make loans and otherwise extend credit to the Borrower;

WHEREAS, the Borrower requests that the Administrative Agent and the Lenders amend one of the financial covenants set forth in the Loan Agreement subject to the conditions set forth below;

NOW THEREFORE, in consideration of the mutual agreements contained in the Loan Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

§1.           Amendments to Loan Agreement.  Subject to the satisfaction of the conditions precedent set forth in §4 below,

(a)           Section 10.1 is hereby amended by deleting the existing text and inserting the following text in lieu thereof:

10.1.           Maximum Consolidated Funded Debt to Consolidated Tangible Net Worth.  The Borrower will not permit, at any time, the ratio of (a) Consolidated Funded Debt to (b) Consolidated Tangible Net Worth to be more than the ratio of 3.75:1.00.

(b)           Any reference to the ratio of (a) Consolidated Funded Debt to (b) Consolidated Tangible Net Worth in Exhibit D to the Loan Agreement shall refer to “3.75:1:00” rather than “3.50:1.00”.

§2.          Representations and Warranties.  As of the Third Amendment Effective Date (as defined below), each of the Borrower and the Guarantors, as the case may be, represents and warrants to the Lenders and the Administrative Agent as follows:

(a)           Representations and Warranties in Term Loan Agreement.  The representations and warranties of the Borrower contained in the Loan Agreement were true and correct in all material respects when made, and continue to be true and correct on the Third Amendment Effective Date.

(b)           Authority, Etc.  The execution and delivery by each of Borrower and the Guarantors of this Amendment and the performance by each of the Borrower and the Guarantors of all of its respective agreements and obligations of this Amendment and the other documents delivered in connection therewith (collectively, the “Amendment Documents”), the Loan Agreement as amended hereby and the other Loan Documents (i) are within the corporate or company authority of such Borrower or such Guarantor, (ii) have been duly authorized by all necessary corporate or company proceedings by such Borrower and such Guarantor, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Borrower or such Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to such Borrower or such Guarantor, (iv) do not conflict with any provision of the Governing Documents of, or any agreement or other instrument binding upon, such Borrower or such Guarantor, and (v) do not require the approval or consent of, or filing with, any Person other than those already obtained.

(c)           Enforceability of Obligations. The Amendment Documents, the Loan Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligations of such Borrower or such Guarantor, enforceable against such Borrower or such Guarantor in accordance with their respective terms.

(d)           No Default.  Immediately after giving effect to this Amendment, no Default or Event of Default exists under the Loan Agreement or any other Loan Document.

§3.	Affirmation of Borrower and Guarantors.

(a)           The Borrower hereby affirms its absolute and unconditional promise to pay to each Lender and the Administrative Agent the Term Loans, and all other amounts due under the Term Notes, the Loan Agreement as amended hereby and the other Loan Documents, at the times and in the amounts provided for therein.  The Borrower confirms and agrees that (i) the obligations of the Borrower to the Lenders and the Administrative Agent under the Loan Agreement as amended hereby are secured by and entitled to the benefits of the Security Documents and (ii) all references to the term "Loan Agreement" in the Security Documents and the other Loan Documents shall hereafter refer to the Loan Agreement as amended hereby.

(b)           Each of the undersigned Guarantors hereby acknowledges that it has read and is aware of the provisions of this Amendment.  Each such Guarantor hereby reaffirms its absolute and unconditional guaranty of the Guaranteed Obligations.  Each Guarantor hereby confirms and agrees that all references to the term “Loan Agreement” in the Guaranty to which it is a party shall hereafter refer to the Loan Agreement as amended hereby.

§4.          Conditions to Effectiveness.  The amendments provided for in this Amendment shall take effect upon the satisfaction of the following conditions precedent (such date, the “Third Amendment Effective Date”):

(a)           the Administrative Agent shall have received a counterpart signature page to this Amendment, duly executed and delivered by each of the Borrower, the Guarantors, Lenders representing not less than the Required Lenders, and the Administrative Agent, and this Amendment shall be in full force and effect;

(b)           the Administrative Agent shall have received any necessary amendments and/or revisions to the Barbados Security Documents which are required pursuant to the transactions contemplated by this Amendment;

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(c)           the Administrative Agent shall have received a certificate of the authorized officer of the Borrower and each Guarantor dated the Third Amendment Effective Date certifying as to (i) no amendments, modifications or supplements to the Governing Documents of the Borrower or any Guarantor since the last delivery of such Governing Documents by such Loan Party to the Administrative Agent and that such Governing Documents are in full force and effect or attaching complete and certified copies of such Governing Documents including any amendments, modifications or supplements thereto (including certifications of such Governing Documents by the appropriate Governmental Authority of such Person’s jurisdiction of formation or organization), (ii) all corporate or other organizational actions taken by the Borrower and each of the Guarantors authorizing the execution, delivery, and performance of this Amendment and the other Amendment Documents and attaching copies of the board minutes and/or resolutions relating to such authorization and (iii) the names, titles, incumbency, and specimen signatures of the authorized officers of the Borrower and each of the Guarantors authorized to sign this Amendment and the other Amendment Documents on behalf of such Person;

(d)           a Borrowing Base Report, dated as of the date hereof, executed by the Borrower;

(e)           there shall not have occurred (i) a Material Adverse Effect since June 30, 2012 or (ii) a material adverse change in the facts and information regarding the Borrower and Guarantors represented to date to the Administrative Agent and the Lenders; and

(f)           The Borrower, CAI International, Inc., Bank of America N.A., as administrative agent for itself and the other lenders thereto, Union Bank, N.A. as documentation agent, and the other parties thereto shall have entered into that certain Amendment No. 5 to that certain Second Amended and Restated Revolving Credit Agreement, as amended by its Amendment No.1 dated February 26, 2008 (the “Amendment No. 1”), its Amendment No. 2 dated August 20, 2010 (the “Amendment No. 2”), its Amendment No. 3 dated June 27, 2011 (the “Amendment No. 3”), its Amendment No. 4 dated April 10, 2012 (the “Amendment No. 4”), and as supplemented by those certain Notices Regarding Increase of Facility Amount and related documentation dated as of May 27, 2008, October 19, 2011 and January 25, 2012.

§5.          Satisfaction of Conditions.  Without limiting the generality of the foregoing §4, for purposes of determining compliance with the conditions specified in §4, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Third Amendment Effective Date justifying its objection thereto.

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§6.          Miscellaneous Provisions.  This Amendment shall constitute one of the Loan Documents referred to in the Loan Agreement.  Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Loan Agreement shall remain the same.  It is declared and agreed by each of the parties hereto that the Loan Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Loan Agreement shall be read and construed as one instrument.  Nothing contained in this Amendment shall be construed to imply a willingness on the part of the Lenders or the Administrative Agent to grant any similar or other future amendment of any of the terms and conditions of the Loan Agreement or the other Loan Documents or shall in any way prejudice, impair or effect any rights or remedies of the Lenders and the Administrative Agent under the Loan Agreement or the other Loan Documents.  THIS AMENDMENT SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW (OTHER THAN THE NEW YORK GENERAL OBLIGATIONS LAW §5-1401)).  This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument.  Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof.  In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.  Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof.  The Borrower hereby agrees to pay to the Administrative Agent on demand all reasonable costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment (including reasonable legal fees and disbursements of the Administrative Agent’s Special Counsel).

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an agreement as of the date first written above.

Borrower:

CONTAINER APPLICATIONS LIMITED

By:	/s/ Timothy B. Page
Name: Timothy B. Page
Title: Chief Financial Officer

Guarantors:

CAI INTERNATIONAL, INC.

By:	/s/ Timothy B. Page
Name: Timothy B. Page
Title: Chief Financial Officer

CONTAINER APPLICATIONS INTERNATIONAL (U.K.) LIMITED

By:	/s/ Victor Garcia
Name: Victor Garcia
Title: Authorized Officer

CONTAINER APPLICATIONS INTERNATIONAL, LTD.

By:	/s/ Hiromitsu Ogawa
Name: Hiromitsu Ogawa
Title: Authorized Officer

CONTAINER APPLICATIONS (MALAYSIA) SDN BDH

By:	/s/ Victor Garcia
Name: Victor Garcia
Title: Authorized Officer

SKY CONTAINER TRADING LIMITED

By:	/s/ Victor Garcia
Name: Victor Garcia
Title: Authorized Officer

CAI CONSENT SWEDEN AB

By:	/s/ Victor Garcia
Name: Victor Garcia
Title: Authorized Officer

CAI INTERNATIONAL GMBH

By:	/s/ Daniel James Hallahan
Name: Daniel James Hallahan
Title: Managing Director

Lenders and Administrative Agent:

ING BANK, N.V., as
Administrative Agent

By:	/s/ Ben Dijkhuizen
Name: Ben Dijkhuizen
Title: Director

By:	/s/ J.J. Heuff
Name: J.J. Heuff
Title: Director

ING BANK, N.V., as Lender

By:	/s/ Ben Dijkhuizen
Name: Ben Dijkhuizen
Title: Director

By:	/s/ J.J. Heuff
Name: J.J. Heuff
Title: Director

Before Me:

Notary Public

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Jerri A. Kallam
Name: Jerri A. Kallam
Title: Director

By:
Name:
Title:

Before Me:

Notary Public

DVB BANK S.E., as Lender

By:	/s/ illegible
Name:
Title:

By:	/s/ illegible
Name:
Title:

Before Me:

Notary Public

ABN AMRO BANK N.V., as Lender

By:	/s/ R.M. Wust
Name: R.M. Wust
Title:

By:	/s/ M.N. Hoogeveen
Name: M.N. Hoogeveen
Title:

Before Me:

Notary Public

CREDIT INDUSTRIEL ET COMMERCIAL, as Lender

By:	/s/ Adrienne Molloy
Name: Adrienne Molloy
Title: Vice President

By:	/s/ Alex Aupoix
Name: Alex Aupoix
Title:

Before Me:

Notary Public

UNION BANK, N.A., as Lender

By:	/s/ Henry G. Montgomery
Name: Henry G. Montgomery
Title: Vice President

Before Me:

Notary Public

COMERICA BANK, as Lender

By:	/s/ Carl R. Barkow
Name: Carl R. Barkow
Title: Vice President

Before Me:

Notary Public